SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 15, 2000



                                 TRAVLANG, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



           Delaware                 0-14026                  13-3174562
       ----------------           -----------            ------------------
       (State or other            (Commission               (IRS Employer
        jurisdiction of           File Number)           Identification No.)
         incorporation)



                      7000 W. Palmetto Park Road, Suite 501
          Boca Raton, Florida                               33433
--------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (561) 620-9202


                                 ii Group, Inc.
                  ---------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. Financial Statements And Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of Silicon Ventures, Inc. as of and for the period ended March 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRAVLANG, INC.

Date:  September 28, 2001                       By:  /s/ Howard Brummer
                                                     ------------------
                                                     Howard Brummer, President

Board of Directors
Travlang, Inc.
Boca Raton, FL


We have audited the accompanying balance sheet of Silicon Ventures, Inc. (a development stage company) as of March 31, 2000, and the related statements of income and accumulated deficit, and cash flows for the period from inception October 14, 1999 to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silicon Ventures, Inc. (a development stage company) as of March 31, 2000, and the results of its operations and its cash flows for the period from inception October 14, 1999 to March 31, 2000 in conformity with generally accepted accounting principles.



/s/ Miller and Co., LLP
------------------------------


Santa Monica, California
September 19, 2001

                          SILICON VENTURES, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                               BALANCE SHEET
                              MARCH 31, 2000
================================================================================


                                  ASSETS

CURRENT ASSETS
   Cash                                            $ 30,124
   Accounts receivable                               40,246
                                                   --------

          TOTAL CURRENT ASSETS                                         $ 70,370

INVESTMENTS                                                                  --

PROPERTY AND EQUIPMENT
   Furniture                                         24,308
   Less:  Accumulated depreciation                     (620)
                                                   --------

PROPERTY AND EQUIPMENT, NET                                              23,688

OTHER ASSETS
   Organization costs                                 1,490
   Less:  Accumulated amortization                     (149)
                                                   --------

          TOTAL OTHER ASSETS                                              1,341
                                                                       --------


               TOTAL ASSETS                                            $ 95,399
                                                                       ========








         The accompanying notes are an integral part of these statements

                   LIABILITIES AND SHAREHOLDERS' EQUITY

 CURRENT LIABILITIES
 Accounts payable                                                      $ 16,622
 State income taxes payable                                                 500
 Loan payable - related party                                               990
                                                                       --------


 TOTAL CURRENT LIABILITIES                                               18,112



 SHAREHOLDERS' EQUITY
 Common stock, 50,000,000 shares authorized,
   11,559,776 shares issued and outstanding,
   par value $.001                                  $  11,560
 Additional paid in capital                           381,440
 Deficit accumulated during development stage        (279,713)
 Unrealized loss - investments                        (36,000)
                                                    ---------

 TOTAL SHAREHOLDERS' EQUITY                                              77,287
                                                                       --------


 TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY                                                  $ 95,399
                                                                       ========

         The accompanying notes are an integral part of these statements

                             SILICON VENTURES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
            PERIOD FROM INCEPTION OCTOBER 14, 1999 TO MARCH 31, 2000
================================================================================



 REVENUES                                                           $   40,246

 OPERATING EXPENSES
 Advertising                                        $  1,790
 Consulting                                          217,227
 Depreciation and amortization                           769
 Equipment lease                                       6,084
 Miscellaneous                                           249
 Office supplies                                       2,108
 Parking                                               1,122
 Payroll taxes                                         1,059
 Postage and delivery                                  1,067
 Printing and copying                                  1,137
 Professional services                                 9,604
 Rent                                                 16,623
 Repairs and maintenance                               1,050
 Salaries and wages                                   10,000
 Telephone                                               803
 Travel                                                3,698
                                                    --------

      TOTAL EXPENSES                                                   274,390
                                                                    ----------

      LOSS FROM OPERATIONS                                            (234,144)

 OTHER INCOME (EXPENSES)
 Interest income                                    $    952
 Loss on early termination of lease contracts        (45,971)
                                                    --------

      TOTAL OTHER INCOME (EXPENSES)                                    (45,019)
                                                                    ----------

          LOSS BEFORE PROVISION FOR INCOME TAXES                      (279,163)

 PROVISION FOR INCOME TAXES                                                550
                                                                    ----------

      NET LOSS                                                        (279,713)

 ACCUMULATED DEFICIT - inception                                            --
                                                                    ----------

 ACCUMULATED DEFICIT - end of period                                $ (279,713)
                                                                    ==========

         The accompanying notes are an integral part of these statements

                             SILICON VENTURES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
            PERIOD FROM INCEPTION OCTOBER 14, 1999 TO MARCH 31, 2000
================================================================================


CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                            $(279,713)
                                                                      ---------
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation and amortization                                           769
    Consulting services in exchange for common stock                     25,000
  Changes in assets and liabilities:
    Accounts receivable                                                 (40,246)
    Accounts payable                                                     16,622
    State income taxes payable                                              500
                                                                      ---------

       TOTAL ADJUSTMENTS                                                  2,645
                                                                      ---------

       NET CASH USED IN OPERATING ACTIVITIES                           (277,068)
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of furniture                                                 (24,308)
  Organization costs                                                       (600)
                                                                      ---------

       NET CASH USED IN INVESTING ACTIVITIES                            (24,908)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of common stock and additional paid in capital               332,000
  Proceeds from loan payable - related party                                100
                                                                      ---------

       NET CASH PROVIDED BY FINANCING ACTIVITIES                        332,100
                                                                      ---------
       NET INCREASE IN CASH                                              30,124

CASH - inception                                                             --
                                                                      ---------
CASH - end of year and development stage                              $  30,124
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Income taxes paid                                                   $      50
                                                                      =========
  Interest paid                                                       $      --
                                                                      =========

NON-CASH INVESTING AND FINANCING ACTIVITIES:

 A related party advanced organization costs on behalf of the Company amounting to $890.

 Common stock and additional paid in capital were issued in exchange for private securities valued at $36,000 and consulting services valued at $25,000.

         The accompanying notes are an integral part of these statements

                             SILICON VENTURES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000
================================================================================


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Description of business and development stage Silicon Ventures, Inc. ("The Company") was incorporated in the State of Delaware and has been in the development stage since its formation on October 14, 1999.

       The Company was formed as an Internet consulting firm in which it provided strategic professional services to its clients in exchange for equity and cash consideration.

       Use of estimates in preparation of financial statements
       The preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results could vary from these estimates.

       Property and equipment
       Property and equipment are stated at cost. Depreciation is computed using straight-line or accelerated methods over estimated useful lives, which range from 5 to 10 years. Expenditures for maintenance and repairs are charged to expense as incurred. Major additions are capitalized.

       Advertising and start-up costs
       The Company expenses advertising and start-up costs as they are incurred.

       Income taxes
       The Company is incorporated in the State of Delaware. The Company paid franchise taxes and filing fees to State of Delaware. The Company will also pay a minimum franchise tax for the privilege of doing business in California.

       Tax accruals have been made for the minimum California franchise tax but no federal income tax accruals have been made as a result of the current period's loss.

       Investments
       The Company accounts for investments under SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities," which classifies investments as trading securities, available for sale securities, and held to maturity securities. SFAS No. 115 requires unrealized holding gains and losses for available-for-sale securities to be excluded from earnings and reported as a net amount in a separate component of shareholders' equity until realized.

       The cost and approximate fair value of securities held for investments are:

                                                  Unrealized           Fair
                                   Cost              Loss             Value
                               -------------     -------------     -------------
Private securities                36,000            36,000                --


       As an initial capitalization, the above mentioned private securities were contributed in exchange for Company's common stock. The majority of these private securities were owned by a related party. As of September 19, 2001 the fair market of these securities is zero.

                             SILICON VENTURES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000
================================================================================


NOTE B - RELATED PARTIES

       As of March 31, 2000, the majority of the Company's accounts receivable were due from a related party for consulting services. Subsequently these receivables were collected.

       Included in consulting expenses of $217,227 is approximately $30,000, which was paid to related parties.

       Loan payable to Elite Business Formations, Ltd ("Elite"), a related party, of $990 is payable on demand, with no stated interest. Elite advanced organization cost on behalf of the Company. Elite also provided credit facilities and entered into various transactions on behalf of the Company.

NOTE C - COMMITMENTS

       Lease commitments
       Elite entered into leases for office space, telephone system, copier, and computer equipment, and concurrently entered into a sublease with the Company on equivalent terms. The Company assumed all the liabilities as a sub-lessee.

       The Company entered into a five-year sublease agreement for office space in Los Angeles, California. The lease commenced on February 15, 2000 and will expire on February 28, 2005. The Company paid a security deposit of $43,441, and the monthly payments are $6,433 due on the first day of each month.

       The Company entered into a three-year sublease agreement for computer equipment. The lease commenced on February 12, 2000 and will expire on February 12, 2003. The monthly payment is $384.

       The Company entered into a five-year sublease agreement for a copier machine. The lease commenced in February 2000 and will expire in February 2005. The monthly payment is $270.

       The Company entered into two-year sublease agreement for a telephone system. The lease commenced on February 8, 2000 and will expire on February 8, 2002. The Company paid a security deposit of $2,530, and the monthly payments are $524.

       The following are the future minimum lease payments for the above mentioned sublease contracts for the years ending March 31:


                      Office
    Year               Space          Equipment        Total
 -----------         ---------       ----------     ----------
    2001             $  77,193       $  14,218       $  91,411
    2002                77,193          13,171          90,364
    2003                77,193           7,348          84,541
    2004                77,193           3,245          80,438
    2005                70,761           2,704          73,465
                     ---------       ---------       ---------
                     $ 379,533       $  40,686       $ 420,219
                     =========       ==========      =========

                             SILICON VENTURES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000
================================================================================


NOTE C - COMMITMENTS (Continued)

        Subsequently, the Company was in default of all of the sublease contracts. As a result, Elite took possession of the facility and equipment and the Company forfeited its security deposits.

Note D - Disclosure of Information about Capital Structure

       The Company's capital structure is as follows:

             Common stock:

                                                               Issued and
                                               Authorized     Outstanding         Common          Additional
                                                Shares           Shares           Stock         Paid in Capital
                                            -------------    -------------      ----------      ---------------
             Inception                                                  --      $       --        $        --
             Issued                            50,000,000       11,559,776          11,560            381,440
                                            -------------    -------------      ----------        -----------
             Balance, March 31, 2000           50,000,000       11,559,776      $   11,560        $   381,440
                                            =============    =============      ==========        ===========

             As of March 31, 2000, the Company had issued only one class of common stock with no pre-emptive rights or liquidating preferences.

             Subsequently, the Company raised capital investments of $612,500 from various investors, the proceeds of which were used for operations. The expenses include $125,000, which was paid to related parties.

             The Company has not declared or paid any dividends on its common stock. The Board of Directors does not contemplate the payment of dividends in the foreseeable future.

NOTE E - SUBSEQUENT EVENTS

             On May 24, 2000, the Company merged with the publicly traded company II Group, Inc. ("IIGR"). The terms of the merger involved a reverse triangular merger, the effect of which is the Company became a wholly owned subsidiary of IIGR. The merger is intended to be a tax-free reorganization pursuant to the provision of Section 368(a)(1) of the Internal Revenue Code.